Exhibit 99.1

FOR IMMEDIATE RELEASE
Contact: Brian M. Hall, CFO
Phone: (574) 535-1125
E Mail: LCII@lci1.com

LIPPERT COMPONENTS PROMOTES JAMIE SCHNUR TO GROUP PRESIDENT - AFTERMARKET

Elkhart, Indiana - October 7, 2019 - LCI Industries (NYSE: LCII), which, through its wholly-owned subsidiary, Lippert Components, Inc. (“LCI”), supplies a broad array of highly engineered components for the leading original equipment manufacturers ("OEMs") of leisure vehicles and mobile transportation, and the related aftermarkets of those industries, announced today that it has promoted Jamie Schnur to Group President – Aftermarket. Schnur previously served as LCI’s Chief Administrative Officer and has held several other senior leadership positions at LCI over the last 23 years. In this new role, Schnur will lead LCI’s aftermarket teams, which include aftermarket sales, customer service, marketing, information technology, business systems, customer experience, and LCI’s Technology division, headquartered in Sterling Heights, Michigan. Schnur’s leadership in this role will align critical areas of the company and support LCI’s growth plan in the aftermarket segment.

Schnur started with LCI in 1996 and was responsible for spearheading many of the company’s early technological advances. Schnur’s teams worked to implement LCI’s first Enterprise Resource Planning (ERP) system and several other critical technologies, such as Materials Resource Planning (MRP), Electronic Data Interchange (EDI), Advanced Engineering Systems, Customer Resource Management (CRM), and call center technology, all platforms which have helped spur LCI’s tremendous growth over the years and helped support the company’s position as an industry leader. Throughout his tenure with the company, Schnur has helped build and lead several teams across the organization, spanning technology, engineering, and customer service.

“Jamie has been instrumental in LCI’s success over the last two decades. His knowledge of the company, our industries, the people, and processes, as well as his invaluable leadership, have helped us become the company we are today. Jamie is a trusted leader at LCI and has witnessed LCI’s transformation from a small privately held company to a multi-billion dollar public manufacturer,” said Jason Lippert, LCI’s CEO & President. Continued Lippert, “We’ve already accomplished so much with our aftermarket division in such a short period, and we are ready to take our aftermarket division to the next level. We have dedicated leaders on all of our teams who are responsible for that transformation. I have the utmost faith that Jamie can lead this charge in our aftermarket division.”

“I’m thankful for the opportunity to lead such an important initiative for LCI and honored to continue to serve all areas of the organization. The aftermarket division is one of the largest opportunities for growth at LCI,” said Schnur. “I have been responsible for technology and team building at LCI for my entire 23-year career here. I am excited to align our resources and push our leadership to make our aftermarket division the best it can be. These teams, as well as our corporate teams, have an incredible amount of talent and leadership, and I am honored to serve alongside them as we continue to transform our aftermarket segment. As technology becomes more prevalent in the industries we serve, LCI will do everything possible to unify new technologies with the products that we manufacture, and more importantly, with the end consumers that buy our products.”

About LCI Industries

From over 65 manufacturing and distribution facilities located throughout the United States and in Canada, Ireland, Italy, and the United Kingdom, LCI Industries, through its wholly-owned subsidiary, LCI, supplies, domestically and internationally, a broad array of engineered components for the leading OEMs in the recreation and industrial product markets, consisting of recreational vehicles and adjacent industries, including buses; trailers used to haul boats, livestock, equipment, and other cargo; trucks; boats; trains; manufactured homes; and modular housing. The Company also supplies components to the related aftermarkets of these industries primarily by selling to retail dealers, wholesale distributors, and service centers. LCI’s products include steel chassis and related components; axles and suspension solutions; slide-out mechanisms and solutions; thermoformed bath, kitchen, and other products; vinyl, aluminum, and frameless windows; manual, electric, and hydraulic stabilizer and leveling systems; entry, luggage, patio, and ramp doors; furniture and mattresses; electric and manual entry steps; awnings and awning accessories; electronic components; appliances; televisions, sound systems, navigation systems, and backup cameras; and other accessories. Additional information about LCI and its products can be found at www.lci1.com.

Forward-Looking Statements

This press release contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, and other matters. Statements in this press release that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

Forward-looking statements, including, without limitation, those relating to our future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this press release are necessarily estimates reflecting the best judgment of the Company’s senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this press release, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, employee benefits, employee retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and in the Company’s subsequent filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

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